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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): NOVEMBER 24, 2003


                            PER-SE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-19480               58-1651222
(State or other jurisdiction      (Commission  File No.)      (IRS Employer
      of incorporation)                                     Identification No.)


         2840 MT. WILKINSON PARKWAY, ATLANTA, GEORGIA                 30339
           (Address of principal executive offices)                 (Zip Code)


                                 (770) 444-5300
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 24, 2003, Per-Se Technologies, Inc. issued a press release announcing that its Audit Committee had completed an independent review of allegations contained in an anonymous letter sent to several financial research analysts that follow the Company, and that the letter's allegations had been found to be baseless. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS  AND EXHIBITS.

         (c)      Exhibits

         99.1 Press Release dated November 24, 2003, announcing that the Registrant's Audit Committee had completed an independent review of allegations contained in an anonymous letter sent to research analysts, and that the letter's allegations had been found to be baseless.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    November 26, 2003


                                          PER-SE TECHNOLOGIES, INC.



                                          By: /s/ CHRIS E. PERKINS
                                              -------------------------------
                                               Chris E. Perkins
                                               Executive Vice President
                                               and Chief Financial Officer



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                                  EXHIBIT INDEX

        EXHIBIT
          NO.                                   DESCRIPTION
        -------                                -----------
         99.1     Press Release dated November 24, 2003, announcing that the
                  Registrant's Audit Committee had completed an independent
                  review of allegations contained in an anonymous letter sent to research analysts, and that the letter's allegations had been found to be baseless.